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                                                                   Exhibit 10.29


                                FOURTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 17, 2001, is entered into by and among HERCULES INCORPORATED, a Delaware corporation (the "Company"), BETZDEARBORN CANADA, INC., an Ontario corporation (the "Canadian Borrower"), certain subsidiaries of the Company identified on the signature pages hereto (the "Subsidiary Guarantors"), the several banks and other financial institutions identified on the signature pages hereto, BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") and BANK OF AMERICA CANADA, as Canadian administrative agent (the "Canadian Administrative Agent"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below (as amended by this Amendment) are used herein as defined therein.

                                    RECITALS

         A. The Company, the Canadian Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Canadian Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of April 19, 1999 (as amended by that First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2000, as amended by that Second Amendment to Amended and Restated Credit Agreement dated as of July 26, 2000 and as further amended by that Third Amendment to Amended and Restated Credit Agreement dated as of November 14, 2000, and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement").

         B. The Company has requested certain modifications to the Credit Agreement.

         C. Such modifications require the consent of the Required Lenders.

         D. The Required Lenders have consented to the requested modifications on the terms and conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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I.       AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of the conditions precedent set forth in
Section 5 in Article II hereof, from and after the Fourth Amendment Effective Date (as defined below), the Credit Agreement in the following respects:

     1. Section 5.2(d)(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               (i) Leverage Ratio. It will not permit, as of the last day of any fiscal quarter, the Leverage Ratio to exceed the ratio set forth below for the applicable period:

                     Period                               Maximum Leverage Ratio
          Closing Date through March 31, 1999                   5.0 to 1.0
          April 1, 1999 through September 30, 1999              4.5 to 1.0
          October 1, 1999 through March 31, 2000                3.5 to 1.0
          April 1, 2000 through June 30, 2000                   3.75 to 1.0
          July 1, 2000 through September 30, 2000               3.5 to 1.0
          October 1, 2000 through June 30, 2001                 4.75 to 1.0
          July 1, 2001 through September 30, 2001               5.25 to 1.0
          October 1, 2001 through December 31, 2001             5.00 to 1.0
          January 1, 2002 through March 31, 2002                4.75 to 1.0
          April 1, 2002 through June 30, 2002                   4.50 to 1.0
          July 1, 2002 and thereafter                           4.25 to 1.0


     2. Section 5.2(d)(iii) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          (iii) Interest Coverage Ratio. It will not permit, as of the last day of any fiscal quarter, the Interest Coverage Ratio to be less than the ratio set forth below for the applicable period:

                                                             Minimum Interest
                   Period                                     Coverage Ratio
          Closing Date through September 30, 1999              2.5 to 1.0
          October 1, 1999 through September 30, 2000           3.0 to 1.0
          October 1, 2000 through June 30, 2001                1.75 to 1.0
          July 1, 2001 through September 30, 2001              1.65 to 1.0
          October 1, 2001 through December 31, 2001            1.75 to 1.0
          January 1, 2002 and thereafter                       2.00 to 1.0

     3. The definition of "Asset Disposition" in Section 7 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:


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                    "Asset Disposition": the disposition of any or all of the
               assets (including without limitation the Capital Stock of a Subsidiary) of the Company or any of its Subsidiaries whether by sale, lease, transfer or otherwise (including a disposition pursuant to any casualty or condemnation event, but excluding a disposition pursuant to a Permitted Receivables Financing). The term "Asset Disposition" shall not include (i) the sale of inventory in the ordinary course of business, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) any Equity Issuance by the Company, (iv) intercompany transfers from a Credit Party or a wholly-owned Subsidiary of a Credit Party to a Credit Party, (v) intercompany transfers from any wholly-owned Subsidiary of a Credit Party (which Subsidiary is not itself a Credit Party or a First Tier Foreign Subsidiary) to any wholly-owned Subsidiary of a Credit Party; or (vi) intercompany transfers from a First Tier Foreign Subsidiary to another First Tier Foreign Subsidiary as long as the Company can demonstrate pursuant to documentation reasonably satisfactory to the Collateral Agent that the Collateral Agent's security interest in the Pledged Stock of such First Tier Foreign Subsidiary receiving the assets is as perfected as the Collateral Agent's security interest in the prior First Tier Foreign Subsidiary.

          4. The definition of "Consolidated Net Worth" in Section 7 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                    "Consolidated Net Worth": as of the end of the most recently ended calendar month, the sum of (i) all items that would be included under stockholders' equity on a consolidated balance sheet of the Company and its Consolidated Subsidiaries plus (ii) insurance reserves. Consolidated Net Worth shall be determined in accordance with generally accepted accounting principles substantially the same as those used by the Company in preparing the financial statements referred to in subsection 1.2 and on a consolidated basis substantially the same as that used by the Company in preparing such financial statements; provided, however, that neither (A) foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation" (B) items reported in comprehensive income and accumulated other comprehensive income under Financial Accounting Standards Board Statement No. 130 (including but not limited to gains or losses for derivatives designated as a hedge of exposure to variable cash flows of forecasted transactions and derivatives designated as a hedge of foreign currency exposure of a net investment in a foreign operation) nor (C) items and charges related to the impairment of goodwill in connection with the Acquisition to the extent, in the amount and only for so long as required by generally accepted accounting principles, shall in any case be taken into account in calculating Consolidated Net Worth.

          5. The definition of Consolidated EBITDA in Section 7 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:


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                    "Consolidated EBITDA": for any fiscal period, (i)
               Consolidated Net Income for such period, plus (ii) Consolidated Interest Expense for such period, plus (iii) to the extent deducted in computing such Consolidated Net Income, the sum of
               (a) taxes, (b) depreciation, (c) amortization, (d) any non-cash charges, (e) for the fiscal quarter ended June 30, 2001 through the fiscal quarter ended June 30, 2002 only, any non-recurring cash charges associated with the restructuring of the Company and its Subsidiaries initiated on or after April 1, 2001 in an aggregate amount not to exceed $50,000,000 and (f) any extraordinary, unusual or non-recurring cash losses or cash charges incurred in connection with (x) the Acquisition in an amount not to exceed $170 million after taxes in the aggregate for all such add-backs pursuant to this subclause (x) and (y) the settlement prior to the Closing Date of certain litigation in an amount not to exceed $63 million after taxes in the aggregate for all such add-backs pursuant to this subclause (y), minus (iv) any extraordinary gains and noncash gains.

II.      MISCELLANEOUS

     1. Representations and Warranties. Each of the Credit Parties represents and warrants to the Lenders, the Administrative Agent and the Canadian Administrative Agent as follows:

          (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (ii) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights.

          (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

          (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to Section 3A of the Credit Agreement) in any manner, except as specifically set forth herein.

          (v) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived,


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     relinquished and released in consideration of the Required Lenders'
     execution and delivery of this Amendment.

          (vi) The representations and warranties of the Credit Parties set forth in Section 1 of the Credit Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

          (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

     2. Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Credit Documents (including, but not limited to, the Pledge Agreement, the Security Agreement and the Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

     3. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     4. Expenses. The Company agrees to pay all reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

     5. Conditions Precedent. This Amendment shall become effective on the day (the "Fourth Amendment Effective Date") on which each of the following conditions precedent has been satisfied:

          (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by each of the Credit Parties, the Required Lenders and by the Administrative Agent and the Canadian Administrative Agent.

          (b) the Administrative Agent shall have received from a Responsible Officer of the Company a certificate to the effect that as of the date hereof and as of the Fourth Amendment Effective Date all representations and warranties made by the Company and each other Credit Party in this Amendment and each other Credit Document are true and correct in all material respects;

          (c) no Default or Event of Default shall have occurred and be continuing; and

          (d) each Lender party to the Credit Agreement who executes this Amendment on or before 5:00 P.M. Eastern Standard Time on July 11, 2001 (provided this


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     Amendment is approved by the Required Lenders) shall have received an amendment fee equal to 0.10% of the sum of each Lender's Commitment Percentage.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

     8. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY:                        HERCULES INCORPORATED,

                                    a Delaware corporation

                                    By:
                                       _________________________________________
                                    Name:
                                         _______________________________________
                                    Title:
                                         _______________________________________

CANADIAN
BORROWER:                           BETZDEARBORN CANADA, INC.,

                                    an Ontario corporation

                                    By:
                                       _________________________________________
                                    Name:
                                         _______________________________________
                                    Title:
                                          ______________________________________

OTHER SUBSIDIARY
GUARANTORS:

                                          HERCULES CREDIT, INC.,
                                              a Delaware corporation

                                          HERCULES FLAVOR, INC.,
                                              a Delaware corporation

                                          WSP, INC.,
                                              a Delaware corporation

                                          AQUALON COMPANY,
                                              a Delaware partnership

                                          HERCULES FINANCE COMPANY,
                                              a Delaware partnership

                                          FIBERVISIONS, L.L.C.,
                                              a Delaware limited liability
                                                company

                                          FIBERVISIONS INCORPORATED,
                                              a Delaware corporation

                                          FIBERVISIONS PRODUCTS, INC.,
                                              a Georgia corporation

                                          HERCULES INTERNATIONAL LIMITED,
                                              a Delaware corporation

                                          BETZDEARBORN INC.,
                                              a Pennsylvania corporation

                                          BETZDEARBORN EUROPE, INC.,
                                              a Delaware corporation

                                          D R C LTD.,
                                              a Delaware corporation

                                          BL TECHNOLOGIES, INC.,
                                              a Delaware corporation

                                          BLI HOLDINGS CORP.,
                                              a Delaware corporation

                                          HERCULES SHARED SERVICES CORPORATION,
                                              a Delaware corporation

                                          BETZDEARBORN INTERNATIONAL, INC.,
                                              a Pennsylvania corporation

                                          ATHENS HOLDINGS, INC.,
                                              a Delaware corporation

                                          BETZDEARBORN CHINA, LTD.,
                                              a Delaware corporation

                                          BL CHEMICALS INC.,
                                              a Delaware corporation

                                          CHEMICAL TECHNOLOGIES INDIA, LTD.,
                                              a Delaware corporation

                           [signature pages continue]
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                                         COVINGTON HOLDINGS, INC.,
                                             a Delaware corporation

                                         EAST BAY REALTY SERVICES, INC.,
                                             a Delaware corporation

                                         FIBERVISIONS, L.P.,
                                             a Delaware partnership

                                         HERCULES CHEMICAL CORPORATION,
                                             a Delaware corporation

                                         HERCULES COUNTRY CLUB, INC.,
                                             a Delaware corporation

                                         HERCULES EURO HOLDINGS, LLC,
                                             a Delaware limited liability
                                               company

                                         HERCULES INTERNATIONAL LIMITED, L.L.C.,
                                             a Delaware limited liability
                                               company

                                         HERCULES INVESTMENTS, L.L.C.,
                                             a Delaware limited liability
                                               company

                                         HISPAN CORPORATION,
                                             a Delaware corporation

                                         By:
                                            _________________________________
                                         Name:
                                              _______________________________
                                         Title:
                                               ______________________________
                                                  for each of the foregoing
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ADMINISTRATIVE
AGENT:                              BANK OF AMERICA, N.A.,
                                    in its capacity as Administrative Agent and
                                    as a Lender

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


CANADIAN                            BANK OF AMERICA CANADA,
ADMINISTRATIVE AGENT:               as Canadian Administrative Agent

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

LENDERS:                            ____________________________________________
                                                 [NAME OF LENDER]

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

TRANCHE D
LENDER:                             ______________________________

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________